SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): April 21, 1998


                      NATIONAL FINANCIAL AUTO FUNDING TRUST
             (Exact name of registrant as specified in its charter)


                                   333-44159
              Delaware             333-28829          not applicable
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
       of Incorporation)            File Number)          Identification No.)


One Park Place
621 N.W. 53rd Street
Boca Raton, FL 33487
(Address of Principal Executive Offices)



Registrant's telephone number, including area code:    (800) 999-7535

Item 5.       Other Events

On January 20, 1998 (the Closing Date), National Auto Finance 1998-1 Trust, a Delaware business trust formed by National Financial Auto Funding Trust (the Registrant) issued $85,200,000 aggregate principal amount of Notes designated the National Auto Finance 1998-1 Trust 5.88% Automobile Receivables-Backed Notes, Series 1998-1 (the Notes), pursuant to an Indenture, dated as of December 15, 1997, between the 98-1 Trust and Harris Trust and Savings Bank, as Trustee and Trust Collateral Agent. The Notes are secured by trust property consisting primarily of a segregated pool (the Receivables Pool) of non-prime motor vehicle retail installment sale contracts (the Receivables), all of which are secured by new or used automobiles, light-duty trucks, vans, or minivans financed thereby. The Receivables Pool consisted as of the Closing Date of Receivables having an aggregate principal balance as of December 15, 1997 (the Cut-off Date) of approximately $75,504,414.69. The 98-1 Trust may acquire certain additional Receivables on or prior to April 30, 1998 with funds deposited in a Pre-Funding Account in the amount of approximately $16,490,982.64, which additional Receivables will also secure the Notes. As of the Cut-off Date, the Receivables had the characteristics described in the Prospectus dated January 15, 1998 filed with the Commission pursuant to Rule 424(b)(2) of the Securities Act of 1933, as amended. This Current Report on Form 8-K is being filed to satisfy certain reporting requirements.


              A.    Monthly Report Information:
                    Aggregate distribution information for the current distribution date April 21, 1998.

              Principal    Interest            Ending Balance

              See Exhibit 1.

              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.    Have any deficiencies occurred?   NO.
                    Date:
                    Amount:
              D.    Were any amounts paid or are any amounts payable under
                    the Certificate Guaranty Insurance Policy?   NO
                    Amount:
              E.    Are there any developments with respect to the Certificate
                    Insurance Guaranty Policy?        NONE.

              F.    Item 1: Legal Proceedings:        NONE

              G.    Item 2: Changes in Securities:    NONE

              H     Item 4: Submission of Matters to a Vote of
                    Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.    Monthly Servicer Certificate dated April 21, 1998.

National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
    21-Apr-98
                              Pre-
                  Pre-       Funding                     Cert-
   Collection    Funding     Reserve    Spread   Rev.   ificate   Trans-  Master
     Account     Account     Account   Account   Acct   Account   feror    Serv

 1          0     16490983     154832   4681319      0        0         0     0
 2                   73929        694     20982      0

 3
 4    3107724
 5          0
 6      13139
 7          0                                                                 0
 8      -9843                                                        9843
 9          0                                                                 0
10     -13139                            -20982                     34121
11   -1864063                                        0  1864063
12          0

13
14   -1233818                                           1233818
15                                                            0         0
16                                                            0               0
17                                                   0        0
18                                            0
19                                  0                         0         0
20                                            0               0
21                                                            0

22                  -73929       -694                0    74623
23                                                            0
24               -16487897                           0        0  16487897
25                   -3086                                 3086
26                                                            0
27                                                            0               0
28                                                            0         0

29
30                            -154832                              154832
31                                                              -16487897
32         -0           -0          0   4681319      0  3175590    198796     0
33                                                      3175590




 1 Beginning Account Balances
 2 Interest Income

 3 Collection Account
 4 Lockbox Collections during the Collections Period
 5 Add: Retransfer Amount received in respect of any Retransferred Contracts
 6 Add: Any income and gain from investments of funds in the Collection
Account
 7 Add: Amts received from the Transferor, the Master Serv. or any Subservicer 8 Less: Late Payment fees collected with respect to the Contracts on Deposit 9 Less: Supplemental Servicing Fee
10 Less: Any income and gain on investments of deposits in Collection Account 11 Less: Scheduled & Prepay Contract Principal
12 Less: Amounts deposited with respect to Retransferred Contracts

13 Certificate Account
14 Add: Withdrawals from Collection Account
15 Add: Amounts received from the Transferor
16 Add: Amounts received from the Master Servicer or Subservicer
17 Add: Withdrawals from Revolving Account
18 Add: Amounts deposited with respect to the spread requirements
19 Add: Withdrawals from the Pre-Funding Reserve Account
20 Add: Withdrawals from the Spread Account
21 Add: Proceeds of any Contracts or Property
22 Add: Any income and gain on investments of funds in the Certificate Account 23 Add: Amounts received from Certificate Insurer
24 Add: Withdrawals from the Revolving Account or Pre-Funding Account
25 Add: Amount Due to Class A Investors
26 Less: Expenses of Master Servicer or Transferor
27 Less: Pmts to the Master servicer of Insurance and Liquidation Proceeds
28 Less: Paymts to the Trans. w/respect to Retransferred Contracts or property

29 Pre-Funding Reserve Account
30 Less: Amount in excess of Required Deposit
31 Less: Amounts Distributed
32 Ending Account Balances
33 Available Amount to Certificate Holders

CLass A Certificate Factor

                           Current Class A Balance                   80,342,345
                           Initial Class A Balance                   85,200,000

                                        Certificate Factor:        0.9429852688




Aggregate Contract Principal Balance                                 88,288,291

Class A Balance                                                      80,342,345
Less: Prefunding Account                                         0
 Receivable backed Certificates                                      80,342,345

A Investor Percentage                                                     91.00%




Weighted Average Coupon                                                   19.44%

Weighted Average Maturity                                                 49.89

Beginning of Transaction         12/16/97
Payment Date                      4/21/98



Month of Transaction                    4
Period Ended                     03/31/98

Collection Account
Beginning Balance                                                         0.00
Collections during the Collections Period                           3107724.18 x
Retransfer Amnt received in respect of any Retransferred Contracts        0.00
Any income and gain from investments of funds in the Collect. Acct    13139.02 x
Amts received from the Transferor, the Master Serv. or any Subserv        0.00

Late Pmt Fees collected w/ respect to the Contracts on Deposit         9842.98 x
Supplemental Servicing Fee                                                0.00
Amounts deposited with respect to  Retransferred Accounts                 0.00
Sched. Prin.  (During Revolving Period - Months 1 through 2)        1209147.40 x
Prepayments (During Revolving Period - Months 1 through 2)           562055.10 x
Recoveries (During Revolving Period - Months 1 through 2)             92860.27 x

Certificate Account
Amounts received from the Transferor                                      0.00
Amounts received from the Master Servicer or Subservicer                  0.00
Withdrawals from the Pre-Funding Reserve Account                          0.00
Withdrawals from the Spread Account                                       0.00
Proceeds of any Contracts or Property                                     0.00
Any income and gain on investments of funds in the Cert. Acct             0.00
Amounts received from Certificate Insurer (Claims to FSA)                 0.00

Expenses of an Opinion of Counsel                                         0.00
Expenses of Master Servicer or Transferor                                 0.00
Pmts to the Master servicer of Insurance and Liquid. Proceeds             0.00
Pmts to Trans. w/ respect to Retransferred Contracts or property          0.00

Pre-Funding Reserve Account
Beginning Balance                                                    154832.00
Amount in excess of Required Deposit                                      0.00
Interest Income                                                         694.10

Certificate Insurer
Is there a claim on the policy in the current month,
or has there ever been a claim?                                             No

Revolving Account
Beginning Balance                                                         0.00 x
Transfers                                                                 0.00
Over 3.0 Million Principal
Remaining balance due to Investors                                        0.00 x
Interest Income                                                           0.00 x

Pre-Funding Account
Beginning Balance                                                  16490982.64
Interest Income                                                       73928.53
Remaining balance due to Investors                                     3086.01

Spread Account
Beginning Balance                                                   4681318.68 x
Interest Income                                                       20981.88 x

Number of loans currently owned by Trust      6109.00

Initial Collateral Balance                85200000.00 x

New Originations Transferred to Trust     18118567.73


Initial Certificate Account Balance              0.00

Previous Servicing Fee Arrearage                 0.00

Previous Trustee, Collateral Agent,              0.00
Lockbox and Custodian fees - Arrearage

Previous Class A Interest Arrearage              0.00

Unreimbursed expenses to the Trustee             0.00

Unreimbursed expenses to the Master Serv         0.00

Unreimbursed expenses to the Standby Serv        0.00

Unreimbursed expenses to the Transferor          0.00


Opening Class A Principal Balance         85200000.00 x
Prior Class A Principal Arrearage                0.00



                                            1 Month     2 Months    3 Months
                                Current      Prior        Prior       Prior

30+ Days Past Due              3521473.88  2731440.99   2898921.13  2596912.72
60+ Days Past Due               677081.94   940391.14    600983.36     7446.71
90+ Days Past Due               342322.67   195109.49     12106.97        0.00
Delin.(30+ days past due)      4540878.49  3866941.62   3512011.46  2604359.43

Current Month Repos             633007.36   260049.92    123546.50        0.00
New over 90 Days                276285.30   195109.49     12106.97        0.00
Defaults                        909292.66   455159.41    135653.47        0.00

Liquidated Contracts
  Repos > 90 Days                 2196.45        0.00         0.00        0.00
  Closed Repo's                 144708.71    24373.00         0.00        0.00
  Past Due > 120 Days                0.00        0.00         0.00        0.00
  Chapter 13 Bankruptcy              0.00        0.00         0.00        0.00
  Net Liquidated Accounts       146905.16    24373.00         0.00        0.00

Recoveries-net of expenses       92860.27    25442.68      8794.66        0.00

Net Losses                       54044.89    -1069.68     -8794.66        0.00
ACPB                          88288291.12 72087831.05  73573052.65 74877778.19

Principal Paid
                                 01/21/98                570239.22
                                 02/21/98               1187300.24
                                 03/21/98               1351551.66

                                                        3109091.12

                                                                     Amount
World Omni to World Omni ( Servicer) Reconciliation
Opening Principal Balance
   per World Omni (prior Month) - Trailer Summary Report            72003645.92

Add: New Accounts Transferred                                       18118567.73

Less: Scheduled Principal Received                                  -1209147.40
           Prepaid Accounts                                          -562055.10
           Repossessed Accounts                                      -752213.65
                                                                    -2523416.15

Less: Non cash Transactions                                                0.00

Subtotal                                                            87598797.50
Closing Principal Balance per World Omni - Trailer Summary          87707636.98
Difference                                                           -108839.48


ACPB to World Omni Reconciliation
Closing Principal Balance
   per World Omni                                                   87707636.98
Less:  World Omni to World Omni Difference                           -108839.48
Add: Non Liquidated Repo Inventory
        deducted from World Omni balance but
        not passed through to investors                               964531.91


Adjusted World Omni Principal Balance                               88563329.41



ACPB Prior to ACPB Current Reconciliation
Prior Month ACPB                                                    72087831.05

Add: New Accounts Transferred                                       18118567.73

Less: Scheduled Principal Received                                  -1209147.40
           Prepaid Accounts                                          -562055.10

Less: Liquidated Accounts                                            -146905.16

Current Month ACPB                                                  88288291.12

Adjusted World Omni Principal Balance                               88563329.41

Current Month ACPB                                                  88288291.12

Difference                                                            275038.29

    Repo/Liquid Accts      Repo Prin.   Liquid Prin. Repo Inven.

                12/31/97        2196.45      2196.45        0.00
                01/31/98      121350.05     61149.68    60200.37
                02/28/98      260049.92    100181.86   159868.06
                03/31/98      752213.65      7750.17   744463.48
                04/30/98                                    0.00
                             1135810.07    171278.16   964531.91


Class A Interest Schedule
     Opening Class A Principal Balance                              82090908.88
     Class A Interest Rate                                                 5.88%
     30/360*Class A Interest Rate                                          0.49%
     Current Class A Interest  Distribution                           402245.45
     Prior Class A Interest Arrearage                                      0.00
     Class A Interest Due                                             402245.45

     Current Class A Interest Arrearage                                    0.00

Class A Principal Schedule

     Opening Class A Principal Balance                              82090908.88

     Scheduled Principal                                             1209147.40
     Prepayments                                                      562055.10
     Liquidated Contracts                                             146905.16
     (Less) Amounts reinvested                                             0.00
                                                                     1918107.66
     Retransfers                                                           0.00
                                                                     1918107.66

                                               Class A Share - 91%   1745477.97
     Remaining Prefunding Account Balance                               3086.01
     Principal due to Class A                                        1748563.98

     Prepayment from Revolving Account                                     0.00
     Prepayment From Pre-Funding Account                                   0.00
     Prior Class A Arrearage                                               0.00

     Class A Principal Due                                           1748563.98

     Class A Principal Distribution                                  1748563.98

     Current Class A Arrearage                                             0.00

     Ending Class A Principal Balance after current Distribution    80342344.90


Servicing Fee Schedule

     Beginning Collateral Balance                 72087831.05
     Annual Servicing Rate                               2.00%
     Prior Servicing Fee Arrearage                       0.00
     Current Servicer Fee                           120146.39
     Servicer Fee Due                               120146.39
     Servicer Fee Paid                              120146.39
     Current Servicing Fee Arrearage                     0.00




National Auto Finance 1998-1 Trust
National Auto Finance Company, Inc.
Monthly Servicer Certificate


SEC Reporting and Trustee Fee Schedule

Sec Reporting Fee                                        0.00
Closing Expenses                                      1296.68
Prior Trustee Fee Arrearage                              0.00
Current SEC and Trustee Fee                              0.00
Trustee Fee Due                                          0.00
Current Trustee Fee Arrearage                            0.00


Certificate Insurer Schedule

Ending  Class A Balance                           80342344.90
Insurance Premium                                       0.350%
Insurance Premium Supplement                             0.00%
Certificate Insurer Fee                              23433.18


Pre-Funding Account

Opening Balance                                   16490982.64
Monthly Originations X 91%                               0.00
Withdrawal From Pre-Funding Account              -16487896.63
Prepmnt associated w/ end of Pre-Funding Period   16487896.63
Due to Class A Investors                             -3086.01
Closing Balance                                         -0.00


Revolving Account Schedule

Opening Balance                                          0.00
Amount Transferred from Collection Account               0.00
First Interim Balance                                    0.00
Withdrawal From Revolving Account                        0.00
Second Interim Balance                                   0.00
Amount Transferred to Certificate Account
Prepmnt Associated w/ Release from Revolv. Acct          0.00
Ending Balance                                           0.00


Spread Account

Initial Collateral Balance                        85200000.00
Opening Spread Account Balance                     4681318.68
Less Interest Earned                                -20981.88
Opening Spread Account Balance                     4681318.68
Required Balance Spread Account                    4681318.68
Required Deposit to Spread Account                       0.00
Ending Spread Account Balance                      5561222.84
Required Cross Collateralization 95-1,96-1,97-1    2718196.61
Available Contribution 98-1 March                   879904.16
Remaining Deposit Required                         1838292.45

Cap                                                4681318.68
Floor                                             80342344.90
The Floor Amount at any time will be equal to the greater of (i) the outstanding Class A
Certificate Balance, and (ii) $100,000

                                                        1 Month     2 Months
(A) Portfolio Performance Tests:            Current:     Previous    Previous
                                            (yes/no)     (yes/no)    (yes/no)
Trigger Event  (Yes/No)                        no           no          no

                                                         Monthly
Delinquencies                                          Delinquency
                               Delinquent     ACPB        Ratio
              2 Months Prior:     3512011     73573053       4.774%
               1 Month Prior:     3866942     72087831       5.364%
                     Current:     4540878     88288291       5.143%
                                                             5.094%

     Maximum Delinquency Ratio                                8.25%

                                                         Monthly      Annual
Gross Defaulted Contracts                                Default      Default
                                Defaults      ACPB         Rate        Rate
              2 Months Prior:      135653     74225415       0.183%       2.193%
               1 Month Prior:      455159     72830442       0.625%       7.499%
                     Current:      909293     80188061       1.134%      13.607%
                                                             0.647%       7.767%

     Maximum Annualized Default Ratio
    (i)  Month 1 through 24                                              18.00%
    (iii)Month 25 through the remainder of the transaction               14.00%

                                                         Monthly      Annual
Losses                                                     Loss        Loss
                                 Losses       ACPB         Rate        Rate
              2 Months Prior:       -8795     74225415      -0.012%      -0.142%
               1 Month Prior:       -1070     72830442      -0.001%      -0.018%
                     Current:       54045     80188061       0.067%       0.809%
                                                             0.018%       0.216%

     Maximum Annualized Net Loss Rate
   (i)  Month 1 through 24                                               8.00%
   (iii)Month 25 through the remainder of the transaction                6.00%


National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
                    21-Apr-98

                                                         1 Month     2 Months
(B) Insurance Agreement Event of Defaults                Previous    Previous
                                            Current:     (yes/no)    (yes/no)
Event of Default (Yes/No)                      no           no          no

(1)  Bankruptcy or insolvency of the Company, or the Seller;

(2) A default or a breach of a representation, warranty, or covenant by the Company or the Seller under any of the transaction documents which has not been cured within the applicable grace period;

(3)  Any claim for payment under the Certificate Policy;

(4) Delinquency Ratio is 11% or higher averaged over the 3 previous Monthly Periods:

                                                         Monthly
Delinquencies                                          Delinquency
                               Delinquent     ACPB        Ratio
              2 Months Prior:     3512011     73573053       4.774%
               1 Month Prior:     3866942     72087831       5.364%
                     Current:     4540878     88288291       5.143%
                                                             5.094%

     Maximum Delinquency Ratio                               11.00%


(5)  The Default Rate average over the 3 previous Monthly
     Periods exceeds 25% for month 1 through 24,
      and 17% for the remainder of        the transaction;


                                                         Monthly      Annual
Defaults                                                 Default      Default
                                Defaults      ACPB         Rate        Rate
              2 Months Prior:      135653     74225415       0.183%       2.193%
               1 Month Prior:      455159     72830442       0.625%       7.499%
                     Current:      909293     80188061       1.134%      13.607%
                                                             0.647%       7.767%

     Maximum Annualized Default Ratio
   0 (i)  Month 1 through 24                                              25.00%
   0 (iii)Month 25 through the remainder of the transaction               17.00%


(B) Insurance Agreement Event of defaults (Cont.)

(6)  The Net Loss Rate averaged over the 3 previous Monthly
     Periods exceeds 11% for month 1 through 24,
      and 8% for the remainder of         the transaction;


                                                         Monthly      Annual
Losses                                                     Loss        Loss
                                 Losses       ACPB         Rate        Rate
              2 Months Prior:       -8795     74225415      -0.012%      -0.142%
               1 Month Prior:       -1070     72830442      -0.001%      -0.018%
                     Current:       54045     80188061       0.067%       0.809%
                                                             0.018%       0.216%

     Maximum Annualized Net Loss Rate
   (i)  Month 1 through 24                                              11.00%

   (iii)  Month 25 through the remainder of the transaction              8.00%


(7)  The Servicer Termination Events listed below:

 (i) Failure to deposit funds as required under the                     no
     Pooling and Servicing Agreement

(ii) Failure to deliver the Servicer's Certificate                      no

(iii)Breach of Servicer covenants                                       no

(iv) Bankruptcy or insolvency of the Servicer                           no

 (v) Material breach of representations and warranties                  no

(vi) Certificate Insurer has not delivered a                            no
     Servicer Extension Notice

(vii)Insurance Agreement Event of Default on                            no
     this or other transactions

(viii)Claim under the policy                                            no


                                                            Certificate
                                                             Account   Payment
Available Amount                                              3175590

Payments on Payment Date

   (i)    Servicing Fee                                       -120146    120146
          NAFI Operating Depository Account
          First Union National Bank, Charlotte, NC
          Acct #2010000259454   -   ABA 053000219

   (ii)   Trustee, Collateral Agent                             -1297      1297
          and Custodian fees
          Harris Bank-Closing Travel Expenses
          Invoice# 40-109088

  (iiia)  Class A Interest                                    -402245    402245

  (iiib)  Class A Principal                                  -1748564   1748564

   (iv)   Certificate Insurer                                  -23433     23433
          Financial Security Assurance
          Morgan Guaranty Trust
          Acct #000-33-345  ABA 021-000-238

   (v)    Collateral Agent (Spread Account)                   -879904    879904
          Harris Trust and Savings Bank

   (vi)   [Reserved]

  (vii)   Unreimbursed expenses to the Trustee                      0         0

  (viii)  Unreimbursed expenses to the Master Servicer              0         0

   (ix)   Unreimbursed expenses to the Standby Servicer             0         0

   (x)    Unreimbursed expenses to the Transferor                   0         0

   (xi)   Class B Certificate Holders                               0         0
          National Auto Finance Company, Inc.
          First Union National Bank
          Acct #2010000259454   -   ABA 053000219


Pursuant to section 3.17 of the Pooling and Servicing Agreement dated as of January 15, 1998 among National Financial
Auto Funding Trust, National Auto Finance Company, Inc. and Harris Trust and Savings Bank, the undersigned, as the Master Servicer, is providing the attached Monthly Statement for the Collection Period
                                                            31-Mar-98


          NATIONAL AUTO FINANCE COMPANY, INC.
          as Master Servicer

                    30-Apr-98
          Melissa Grimm
          Vice President, Controller



                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FINANCIAL ASSET SECURITIES CORPORATION


                           /s/ Kevin Adams
                           VP/CFO


Dated:        March 31, 1997